                                                                    EXHIBIT 99.7

CASE NAME:      KEVCO MANUFACTURING, LP                            ACCRUAL BASIS

CASE NUMBER:    401-40784-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001
                                       -----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                        TREASURER
---------------------------------------               --------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                        DECEMBER 18, 2001
---------------------------------------               --------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ Dennis S. Faulkner                                   DEBTOR'S ACCOUNTANT
---------------------------------------               --------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                         DECEMBER 18, 2001
---------------------------------------               --------------------------
Printed Name of Preparer                                         Date

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 1

CASE NUMBER:    401-40784-BJH-11

COMPARATIVE BALANCE SHEET


                                                                SCHEDULED           MONTH               MONTH
ASSETS                                                           AMOUNT             OCT-01              NOV-01             MONTH
------                                                          ---------          --------            -------             -----
1.  Unrestricted Cash (FOOTNOTE)                                   41,683           150,805            150,799
2.  Restricted Cash
3.  Total Cash                                                     41,683           150,805            150,799
4.  Accounts Receivable (Net) (FOOTNOTE)                        7,974,696                 0                  0
5.  Inventory (FOOTNOTE)                                       14,793,828                 0                  0
6.  Notes Receivable
7.  Prepaid Expenses                                              196,584                 0                  0
8.  Other (Attach List)                                                 0                 0                  0
9.  Total Current Assets                                       23,006,791           150,805            150,799
10. Property, Plant & Equip. (FOOTNOTE)                        32,082,187         2,220,574          2,220,574
11. Less: Accumulated Depreciation                             (7,696,543)         (250,320)          (250,320)
12. Net Property, Plant & Equipment                            24,385,644         1,970,254          1,970,254
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)            8,369,096                 0                  0
15. Other (Attach List)                                        13,541,943        45,456,185         45,410,703
16. Total Assets                                               69,303,474        47,577,244         47,531,756

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable (FOOTNOTE)                                                         26,492             26,492
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                             131,388            131,388
23. Total Post Petition Liabilities                                                 157,880            157,880

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                    75,885,064        14,891,816         13,358,109
25. Priority Debt (FOOTNOTE)                                    1,383,756
26. Unsecured Debt                                              5,139,545         3,048,966          3,048,966
27. Other (Attach List)                                       197,008,999       197,951,008        197,951,008
28. Total Pre Petition Liabilities                            279,417,364       215,891,790        214,358,083
29. Total Liabilities                                         279,417,364       216,049,670        214,515,963

EQUITY

30. Pre Petition Owners' Equity                                                (210,107,292)      (210,107,292)
31. Post Petition Cumulative Profit Or (Loss)                                   (18,666,125)       (18,711,613)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                       60,300,991         61,834,698
33. Total Equity                                                               (168,472,426)      (166,984,207)
34. Total Liabilities and Equity                                                 47,577,244         47,531,756



This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                         SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                    SCHEDULED          MONTH            MONTH
ASSETS                                                               AMOUNT            OCT-01           NOV-01         MONTH
------                                                              ---------          ------           ------         -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                                 0              0                0

A.  Goodwill: Consolidated Forest Products (FOOTNOTE)               8,369,096              0                0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                              8,369,096              0                0

A.  Intercompany Receivables (FOOTNOTE)                            13,541,943     45,456,185       45,410,703
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                                       13,541,943     45,456,185       45,410,703

POST PETITION LIABILITIES

A.  Accrued Liabilities                                                              131,388          131,388
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                                131,388          131,388

PRE PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                                   68,508,999     69,451,008       69,451,008
B.  10 3/8% Senior Sub. Notes                                     105,000,000    105,000,000      105,000,000
C.  Sr. Sub. Exchangeable Notes                                    23,500,000     23,500,000       23,500,000
D.
E.


TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                            197,008,999    197,951,008      197,951,008

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 2

CASE NUMBER:    401-40784-BJH-11


INCOME STATEMENT

                                                     MONTH            MONTH                              QUARTER
REVENUES                                             OCT-01           NOV-01            MONTH             TOTAL
--------                                            -------          -------            -----            -------
1.  Gross Revenues                                        0                0                                   0
2.  Less: Returns & Discounts                                                                                  0
3.  Net Revenue                                           0                0                                   0

COST OF GOODS SOLD

4.  Material                                                                                                   0
5.  Direct Labor                                                                                               0
6.  Direct Overhead                                                                                            0
7.  Total Cost of Goods Sold                              0                0                                   0
8.  Gross Profit                                          0                0                                   0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                             0
10. Selling & Marketing                                                6,324                               6,324
11. General & Administrative                            550              209                                 759
12. Rent & Lease                                                                                               0
13. Other (Attach List)                                   0                0                                   0
14. Total Operating Expenses                            550            6,533                               7,083
15. Income Before Non-Operating
    Income & Expense                                   (550)          (6,533)                             (7,083)

OTHER INCOME & EXPENSES

16. Non-Operating (Income) (Att List)                (1,168)               0                              (1,168)
17. Non-Operating Expense (Att List)                 40,000           38,955                              78,955
18. Interest Expense                                                                                           0
19. Depreciation / Depletion                                                                                   0
20. Amortization                                                                                               0
21. Other (Attach List)                                                                                        0
22. Net Other Income & (Expenses)                   (38,832)         (38,955)                            (77,787)

REORGANIZATION EXPENSES

23. Professional Fees                                                                                          0
24. U.S. Trustee Fees                                                                                          0
25. Other (Attach List)                                                                                        0
26. Total Reorganization Expenses                         0                0                                   0
27. Income Tax                                                                                                 0
28. Net Profit (Loss)                               (39,382)         (45,488)                            (84,870)



This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                         SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                              ACCRUAL BASIS - 2


INCOME STATEMENT

                                                                         MONTH             MONTH                    QUARTER
OPERATING EXPENSES                                                       OCT-01            NOV-01       MONTH        TOTAL
------------------                                                       ------            ------       -----       -------
A.                                                                                                                        0
B.                                                                                                                        0
C.                                                                                                                        0
D.                                                                                                                        0
E.                                                                                                                        0
    TOTAL OTHER OPERATING
      EXPENSES - LINE 13                                                      0                 0                         0

OTHER INCOME & EXPENSES

A.    Interest Income                                                    (1,168)                0                    (1,168)
                                                                                                                          0
                                                                                                                          0
    TOTAL NON-OPERATING INCOME
          - LINE 16                                                      (1,168)                0                    (1,168)

A.    Loss on sale of assets                                             40,000            38,955                    78,955
B.                                                                                                                        0
C.                                                                                                                        0
D.
      TOTAL NON-OPERATING
       EXPENSE - LINE 17                                                 40,000            38,955                    78,955

REORGANIZATION EXPENSES

A.                                                                                                                        0
B.                                                                                                                        0
C.                                                                                                                        0
D.                                                                                                                        0
E.                                                                                                                        0
    TOTAL OTHER REORGANIZATION
         EXPENSES - LINE 25                                                   0                 0                         0

CASE NAME:        KEVCO MANUFACTURING, LP                     ACCRUAL BASIS - 3

CASE NUMBER:      401-40784-BJH-11


CASH RECEIPTS AND                                 MONTH            MONTH                             QUARTER
DISBURSEMENTS                                     OCT-01           NOV-01           MONTH             TOTAL
-------------                                     ------           ------           -----            -------
1.   Cash - Beginning Of Month                                SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ---       ---

CASE NAME:   KEVCO MANUFACTURING LP              SUPPLEMENT TO ACCRUAL BASIS -3
                                                 NOVEMBER, 2001
CASE NUMBER: 401-40784-BJH-11                    CASH RECEIPTS AND DISBURSEMENTS


                                               DIST LP       MFG          MGMT      KEVCO INC      TOTAL
                                               -------    ---------    ---------    ---------    ---------
1.    CASH-BEGINNING OF MONTH                       --      150,805    3,592,787        1,000    3,744,592

   RECEIPTS FROM OPERATIONS
2.    CASH SALES                                    --           --                                     --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.    PRE PETITION                                  --           --                                     --
4.    POST PETITION                                              --                                     --

5.    TOTAL OPERATING RECEIPTS                      --           --           --           --           --

   NON OPERATING RECEIPTS
6.    LOANS & ADVANCES                                           --                                     --
7.    SALE OF ASSETS                           161,834    1,461,045                              1,622,879
8.    OTHER                                      9,755          879        6,258        4,701       21,593
       INTERCOMPANY TRANSFERS                   (8,140)      15,437       (7,297)                       --
              SALE EXPENSE REIMBURSEMENT
              INCOME TAX REFUND
              RENT
              PAYROLL TAX ADVANCE RETURNED
              MISC.                              9,755
              INTEREST INCOME                                              6,258        4,701

9.    TOTAL NON OPERATING RECEIPTS             163,449    1,477,361       (1,039)       4,701    1,644,472

10.   TOTAL RECEIPTS                           163,449    1,477,361       (1,039)       4,701    1,644,472

11.   CASH AVAILABLE                           163,449    1,628,166    3,591,748        5,701    5,389,064

   OPERATING DISBURSEMENTS
12.   NET PAYROLL                                                         18,582                    18,582
13.   PAYROLL TAXES PAID                                         --        6,780                     6,780
14.   SALES, USE & OTHER TAXES PAID                              --           11                        11
15.   SECURED/RENTAL/LEASES                                      --        1,741                     1,741
16.   UTILITIES                                    600           --          339                       939
17.   INSURANCE                                                  --       13,130                    13,130
18.   INVENTORY PURCHASES                                        --                                     --
19.   VEHICLE EXPENSE                                            --                                     --
20.   TRAVEL                                                     --                                     --
21.   ENTERTAINMENT                                              --                                     --
22.   REPAIRS & MAINTENANCE                                      --                                     --
23.   SUPPLIES                                                   --                                     --
24.   ADVERTISING                                                                                       --
25.   OTHER                                    162,849    1,477,367        9,065        4,701    1,653,982
           LOAN PAYMENTS                       161,834    1,461,045            -        4,701    1,627,580
              FREIGHT                               62        6,324                                  6,386
              CONTRACT LABOR                                     --                                     --
              401 K PAYMENTS                                     --                                     --
              PAYROLL TAX ADVANCE ADP                                                                   --
              WAGE GARNISHMENTS                                                                         --
              MISC.                                953        9,998        9,065                    20,016

26.   TOTAL OPERATING DISBURSEMENTS            163,449    1,477,367       49,648        4,701    1,695,165

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                          --       38,768                    38,768
28.   US TRUSTEE FEES                                            --                                     --
29.   OTHER                                                                                             --
30.   TOTAL REORGANIZATION EXPENSE                  --           --       38,768           --       38,768

31.   TOTAL DISBURSEMENTS                      163,449    1,477,367       88,416        4,701    1,733,933

32.   NET CASH FLOW                                 --           (6)     (89,455)          --      (89,461)

33.   CASH- END OF MONTH                            --      150,799    3,503,332        1,000    3,655,131

CASE NAME:     KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 4

CASE NUMBER:   401-40784-BJH-11


                                                     SCHEDULED               MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                             AMOUNT                 OCT-01            NOV-01            MONTH
-------------------------                            ---------               ------            ------            -----

1.   0 - 30                                                                     0                0
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                       7,974,696                  0                0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                       7,974,696                  0                0



AGING OF POST PETITION                                    MONTH:    NOVEMBER-01
TAXES AND PAYABLES                                              ---------------

                                     0 - 30              31 - 60            61 - 90           91 +
TAXES PAYABLE                         DAYS                DAYS               DAYS             DAYS             TOTAL
-------------                        ------              -------            -------          ------           -------
1.   Federal                                                                                                       --
2.   State                            5,000                                                                     5,000
3.   Local                                                                                                         --
4.   Other (See Below)               21,492                                                                    21,492
5.   Total Taxes Payable             26,492                  0                  0                0             26,492
6.   Accounts Payable                     0                                                                         0


                                                          MONTH:    NOVEMBER-01
                                                                ---------------
STATUS OF POST PETITION TAXES


                                                                            AMOUNT
                                                   BEGINNING TAX        WITHHELD AND/OR                        ENDING TAX
FEDERAL                                            LIABILITY*               ACCRUED       (AMOUNT PAID)         LIABILITY
-------                                            -------------        ---------------   -------------        ----------

1.   Withholding **                                                                                                 0
2.   FICA - Employee **                                                                                             0
3.   FICA - Employer **                                                                                             0
4.   Unemployment                                                                                                   0
5.   Income                                                                                                         0
6.   Other (Attach List)                                                                                            0
7.   Total Federal Taxes                                     0                  0                0                  0

STATE AND LOCAL

8.   Withholding                                                                                 0                  0
9.   Sales (FOOTNOTE)                                    5,000                                   0              5,000
10.  Excise                                                                                                         0
11.  Unemployment                                                                                0                  0
12.  Real Property                                                                                                  0
13.  Personal Property (FOOTNOTE)                       21,492                                   0             21,492
14.  Other (Attach List)                                                                                            0
15.  Total State And Local                              26,492                  0                0             26,492
16.  Total Taxes                                        26,492                  0                0             26,492

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

 ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 5

CASE NUMBER:  401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,


                                                          MONTH:    NOVEMBER-01
                                                                ---------------


BANK RECONCILIATIONS                               Account # 1        Account # 2       Other Accounts
--------------------                               -----------        -----------       --------------
A.   BANK:                                         Summit Bank        Summit Bank        (Attach List)
B.   ACCOUNT NUMBER:                                1-0138099          1-0137836                                 TOTAL
C.   PURPOSE (TYPE):                               Depository          Depository
1.   Balance Per Bank Statement                         4,989            146,042                  --            151,031
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks                                                                                    --
4.   Other Reconciling Items                                                (232)                                  (232)
5.   Month End Balance Per Books                        4,989            145,810                  --            150,799
6.   Number of Last Check Written                      N/A                N/A


INVESTMENT ACCOUNTS

                                                   DATE            TYPE OF
BANK, ACCOUNT NAME & NUMBER                     OF PURCHASE       INSTRUMENT       PURCHASE PRICE      CURRENT VALUE
---------------------------                     -----------       ----------       --------------      -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                         0                  0

CASH

12.  Currency On Hand                                                                                             0
     Reclass to Accounts Payable
13.  Total Cash - End of Month                                                                              150,799


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 6

CASE NUMBER:  401-40784-BJH-11


                                                          MONTH:    NOVEMBER-01
                                                                ---------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS


                                                                    AMOUNT                  TOTAL PAID
            NAME                   TYPE OF PAYMENT                    PAID                   TO DATE
            ----                   ---------------                  ------                  ----------
1.    Lee Denham                  Payroll/severance                                          134,620
2.    Lee Denham                  Expense Reimb.                                                 254
3.    Jim Connors                 Consulting fees and expenses                               114,975
4.    Jim Connors                 Division Sale Bonuses                                      112,500
5.    (Attach List)
6.    Total Payments To Insiders                                        0                    362,349

                                  PROFESSIONALS

                                          DATE OF
                                          COURT ORDER                                                               TOTAL
                                          AUTHORIZING       AMOUNT             AMOUNT           TOTAL PAID         INCURRED
            NAME                           PAYMENT         APPROVED             PAID             TO DATE          & UNPAID*
            ----                          -----------      --------            ------           ----------        ----------

1.    Gordion Group                        03/20/01         301,398              0               301,398              0
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                       301,398              0               301,398              0

    * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS


                                                     SCHEDULED           AMOUNTS
                                                     MONTHLY              PAID           TOTAL
                                                     PAYMENTS            DURING        UNPAID POST
                    NAME OF CREDITOR                   DUE                MONTH         PETITION
                    ----------------                 ---------           -------       -----------
1.    Bank of America                                  N/A                             13,358,109
2.    Status of Leases Payable                                                         None
3.
4.
5.    (Attach List)
6.    TOTAL                                                  0                 0       13,358,109

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 7

CASE NUMBER:  401-40784-BJH-11
                                                          MONTH:    NOVEMBER-01
                                                                ---------------

QUESTIONNAIRE


                                                                                                YES            NO
                                                                                                ---            --
1.      Have any Assets been sold or transferred outside the normal course of
        business this reporting period?                                                                         x

2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                                     x

3.      Are any Post Petition Receivables (accounts, notes, or loans) due from
        related parties?                                                                        x

4.      Have any payments been made on Pre Petition Liabilities this reporting
        period?                                                                                                 x

5.      Have any Post Petition Loans been received by the debtor from any party?                                x

6.      Are any Post Petition Payroll Taxes past due?                                                           x

7.      Are any Post Petition State or Federal Income Taxes past due?                                           x

8.      Are any Post Petition Real Estate Taxes past due?                                                       x

9.      Are any other Post Petition Taxes past due?                                                             x

10.     Are any amounts owed to Post Petition creditors delinquent?                                             x

11.     Have any Pre Petition Taxes been paid during the reporting period?                                      x

12.     Are any wage payments past due?                                                                         x


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                YES            NO
                                                                                                ---            --
1.      Are Worker's Compensation, General Liability and other necessary
        insurance coverages in effect?                                                           x

2.      Are all premium payments paid current?                                                   x

3.      Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS


           TYPE OF POLICY                   CARRIER                 PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
           --------------                   -------                 --------------         --------------------------
Property                             Lexington, Allianz             5/29/00-3/1/02          Semi-Annual $ 26,485

Group Health                         Blue Cross/Blue Shield        Terminated 8/1/01                         N/A

Auto                                 Liberty Mutual                  9/1/00-3/1/02          Semi-Annual    3,333

General Liability                    Liberty Mutual                  9/1/00-3/1/02          Semi-Annual   64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                   FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40784-BJH-11                             ACCRUAL BASIS

                                                     MONTH:   NOVEMBER 30, 2001
                                                           --------------------

DUAL
BASIS
FORM
NUMBER          LINE NUMBER             FOOTNOTE / EXPLANATION
------          -----------             ----------------------

1                  1                    Pursuant to the February 12, 2001 Order (1)
3                  1                    Authorizing Continued Use of Existing Forms and
                                        Records; (2) Authorizing Maintenance of Existing
                                        Corporate Bank Accounts and Cash Management
                                        System; and (3) Extending Time to Comply with 11
                                        U.S.C. Section 345 Investment Guidelines, funds in
                                        the Bank of America and Key Bank deposit accounts
                                        are swept daily into Kevco's lead account number
                                        1295026976. The Bank of America lead account is
                                        administered by, and held in the name of, Kevco
                                        Management Co. (co-debtor, Case No.
                                        401-40788-BJH-11). Accordingly, all cash receipts
                                        and disbursements flow through Kevco Management's
                                        Bank of America DIP account. A schedule allocating
                                        receipts and disbursements among Kevco, Inc. and
                                        its subsidiaries is included in this report as a
                                        Supplement to Accrual Basis -3.

1                  4,5                  Pursuant to Asset Purchase Agreements approved by
1                 10,14A                the Court (see prior Monthly Operating Reports for
                                        details), Debtor has sold most of its assets.

1                 15A                   Intercompany receivables/payables are from/to
1                 27A                   co-debtors Kevco Management Co. (Case No.
7                  3                    401-40788-BJH-11), Kevco Distribution, LP (Case
                                        No. 401-40789-BJH-11), Kevco Holding, Inc. (Case
                                        No. 401-40785-BJH-11), DCM Delaware, Inc. (Case
                                        No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                                        401-40786-BJH-11), Kevco Components, Inc. (Case
                                        No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                                        401-40783-BJH-11).

1                 18                    Sales and property tax owing are accruals only and
4                  9, 13                not yet due.

1                 24                    The direct charges to equity are due to secured
1                 32                    debt reductions pursuant to asset sales by Debtor
                                        and its co-debtors as well as direct cash
                                        payments. The secured debt owed to Bank of America
                                        by Kevco, Inc. (Case No. 401-40783-BJH-11) has
                                        been guaranteed by all of its co-debtors (see
                                        Footnote 1,15A); therefore, the secured debt is
                                        reflected as a liability on all of the Kevco
                                        entities. The charge to equity is simply an
                                        adjustment to the balance sheet.

1                 25                    Pursuant to Order dated February 12, 2001 and
                                        Supplemental Order dated March 14, 2001, debtors
                                        were authorized to pay pre-petition taxes,
                                        salaries and wages up to a maximum of $4,300 per
                                        employee. Debtors were also (a) allowed to pay
                                        accrued vacation to terminated employees and (b)
                                        permitted to continue allowing employees to use
                                        vacation time as scheduled.